SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K/A

                    Pursuant to Section 13 or 15(d) of

                  THE SECURITIES EXCHANGE ACT OF 1934

                    Date of Report: March 31, 1994

                   (Date of earliest event reported)

                          RALSTON PURINA COMPANY
- - - -----------------------------------------------------------
          (Exact name of registrant as specified in its charter)

      MISSOURI               1-4582           43-0470580
- - - ------------------------------------------------------------
 (State or Other            (Commission      (IRS Employer
(Jurisdiction of           File Number)       Identification
Incorporation)
Number)

            CHECKERBOARD SQUARE, ST. LOUIS MISSOURI   63164
  ----------------------------------------------------------

    (Address of principal executive offices)       (Zip
Code)

                              (314) 982-1000
- - - ------------------------------------------------------------
     (Registrant's telephone number, including area code)





INFORMATION TO BE INCLUDED IN THE REPORT
- - - ------------------------------------------------------------
- - - ------------The Registrant hereby amends its Form 8-K filed
March 31, 1994, as amended April 14, 1994, by amending the
Pro Forma financial information included in Item 7 as follows:

Item 7.  Financial Statements and Exhibits
              ---------------------------------------------
     (b) Pro Forma financial information

                   RALSTON PURINA COMPANY
   UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The historical consolidated financial statements of Ralston include the results of operations and financial position of
the businesses constituting Ralcorp.    The pro forma
consolidated statement of earnings for the three months ended December 31, 1993 and for the year ended September 30, 1993 are prepared assuming that the Distribution had occurred as of October 1, 1992. The pro forma consolidated balance sheet as of December 31, 1993 is prepared assuming that the Distribution had occurred as of that date. Pro forma financial statements have been prepared by adjusting the historical statements for the effect of costs, expenses, assets and liabilities and the recapitalization which might have occurred had the Distribution been effected as of the dates indicated. These pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the Distribution occurred on the dates indicated.


        Pro Forma Consolidated Statement of Earnings
                    (Dollars in millions)
            Three Months Ended December 31, 1993


                               As    Pro Forma
                            Reported Adjustmen      Pro
                                        ts         Forma
Net Sales                          $        $ (a  $1,936.
                             2,199.3  (263.2) )        1
Costs and Expenses
 Cost of products sold       1,173.6  (132.8) (a  1,040.8
                                              )
 Selling, general and
administrative                 468.5   (34.1) (a   434.4
                                              )
 Advertising and promotion     268.6   (68.2) (a   200.4
                                              )
 Interest                       56.3    (3.6) (b    52.7
                                              )
 Other (income)/expense,         7.6     (.1) (a     7.5
net                                           )
                             1,974.6  (238.8)     1,735.8
Earnings before Income         224.7   (24.4)      200.3
Taxes
Income Taxes                    91.0    (9.2) (c    81.8
                                              )
Net Earnings                $  133.7 $  (15.2)          $
                                                   118.5


(a)  To eliminate results of operations for Ralcorp.

(b)To reflect reduction of interest expense at an average rate of 3.9% due to debt repayment of $370 by Ralston from the proceeds of debt issued in connection with the spin-off.

(c)To reflect the applicable federal and state statutory tax rates for the above pro forma adjustments.


                   RALSTON PURINA COMPANY
        Pro Forma Consolidated Statement of Earnings
                    (Dollars in millions)
                Year Ended September 30, 1993


                               As    Pro Forma
                            Reported Adjustmen       Pro
                                    ts             Forma
Net Sales                          $ $ (888.8) (a  $7,013.
                             7,902.2          )        4
Costs and Expenses
 Cost of products sold       4,322.0  (466.1) (a  3,855.9
                                              )
 Selling, general and
administrative               1,879.8  (125.9) (a  1,753.9
                                              )
 Advertising and promotion     875.5  (208.5) (a   667.0
                                              )
 Interest                      238.1   (15.2) (b   222.9
                                              )
 Other (income)/expense,         6.4     (.6) (a     5.8
net                                           )
                             7,321.8  (816.3)     6,505.5
Earnings before Income
Taxes,
 Extraordinary Item and
Cumulative
 Effect of Accounting          580.4   (72.5)      507.9
Changes
Income Taxes                   239.1   (27.3) (c   211.8
                                              )
Earnings before
Extraordinary Item and
 Cumulative Effect of
Accounting Changes           $ 341.3 $ (45.2)     $ 296.1



(a)To eliminate results of operations for Ralcorp.

(b)To reflect reduction of interest expense at an average rate of 4.1% due to debt repayment of $370 by Ralston from the proceeds of debt issued in connection with the spin-off.

(c)To reflect the applicable federal and state statutory tax rates for the above pro forma adjustments.

                   RALSTON PURINA COMPANY
            Pro Forma Consolidated Balance Sheet
                      December 31, 1993

                               As    Pro Forma
(Dollars in millions,       Reported Adjustmen(a    Pro
except per share data)                  ts    )    Forma
ASSETS
Current Assets
 Cash                         $ 19.6  $ (4.2)     $ 15.4
 Marketable securities          57.8                 57.8
 Receivables, less
allowance for doubtful
 accounts                      921.6   (55.8)      865.8
 Inventories                   782.3   (91.2)      691.1
 Other current assets          178.7   (10.6)      168.1
 Total Current Assets        1,960.0  (161.8)     1,798.2
Investments and Other          941.4   (55.7)      885.7
Assets
Property at Cost             3,992.4  (646.4)     3,346.0
Accumulated depreciation     1,652.8  (187.8)     1,465.0
 Net Property                2,339.6  (458.6)     1,881.0
 Total                             $ $ (676.1)          $
                             5,241.0              4,564.9
LIABILITIES AND
SHAREHOLDERS EQUITY
Current Liabilities
 Current maturities of long-
term debt                    $ 148.5   $ (.2)     $ 148.3
 Notes payable                 490.5  (377.3) (b   113.2
                                              )
 Accounts payable and
accrued  liabilities         1,142.3   (88.5)     1,053.8
 Total Current Liabilities   1,781.3  (466.0)     1,315.3
Long-Term Debt               1,973.6   (30.3) (b  1,943.3
                                              )
Deferred Income Taxes          153.8   (25.8)      128.0
Other Liabilities              591.2   (24.0)      567.2
Redeemable Preferred Stock     509.8               509.8
Unearned ESOP Compensation   (297.7)              (297.7)
Shareholders Equity            529.0  (130.0)      399.0
          Total                    $ $ (676.1)     $4,564.
                             5,241.0                   9


(a)To eliminate assets and liabilities of Ralcorp.

(b)To reflect repayment of debt by Ralston following the Distribution and to eliminate debt assumed by Ralcorp.


                    RALSTON PURINA GROUP
     UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The historical combined financial statements of the RPG Group include the results of operations and financial position of the businesses constituting Ralcorp. The pro forma combined statement of earnings for the three months ended December 31, 1993 and for the year ended September 30, 1993 are prepared assuming that the Distribution had occurred as of October 1, 1992. The pro forma combined balance sheet as of December 31, 1993 is prepared assuming that the Distribution had occurred as of that date. Pro forma financial statements have been prepared by adjusting the historical statements for the effect of costs, expenses, assets and liabilities and the recapitalization which might have occurred had the Distribution been effected as of the dates indicated. These pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the Distribution occurred on the dates indicated.

          Pro Forma Combined Statement of Earnings
         (Dollars in millions except per share data)
            Three Months Ended December 31, 1993


                               As    Pro Forma
                            Reported Adjustmen      Pro
                                        ts         Forma
Net Sales                          $ $ (263.8) (a  $1,460.
                             1,724.3          )        5
Costs and Expenses
 Cost of products sold         944.1  (133.4) (a   810.7
                                              )
 Selling, general and
administrative                 252.8   (34.1) (a   218.7
                                              )
 Advertising and promotion     246.4   (68.2) (a   178.2
                                              )
 Interest                       49.7    (3.6) (b    46.1
                                              )
 Other (income)/expense,         6.9     (.1) (a     6.8
net                                           )
                             1,499.9  (239.4)     1,260.5
Earnings Related to
Retained Interest
  in the CBG Group              (.1)                (.1)
Earnings before Income         224.3   (24.4)      199.9
Taxes
Income Taxes                    90.9    (9.2) (c    81.7
                                              )
Net Earnings                 $ 133.4 $ (15.2)     $ 118.2
Earnings per Share:
     Primary                  $ 1.27              $ 1.12
     Fully Diluted            $ 1.18              $ 1.05


(a)To eliminate results of operations for Ralcorp.

(b) To reflect reduction of interest expense at an average rate of 3.9% due to debt repayment of $370 by Ralston from the proceeds of debt issued in connection with the spin-off.
(c)To reflect the applicable federal and state statutory tax rates of the above pro forma adjustments.

                    RALSTON PURINA GROUP
          Pro Forma Combined Statement of Earnings
         (Dollars in millions except per share data)
                Year Ended September 30, 1993


                               As    Pro Forma
                            Reported Adjustmen      Pro
                                        ts         Forma
Net Sales                          $ $ (891.1) (a  $5,024.
                             5,915.4          )        3
Costs and Expenses
 Cost of products sold       3,353.0  (468.4) (a  2,884.6
                                              )
 Selling, general and
administrative               1,023.3  (125.9) (a   897.4
                                              )
 Advertising and promotion     791.9  (208.5) (a   583.4
                                              )
 Interest                      210.7   (15.2) (b   195.5
                                              )
 Other (income)/expense,         8.3     (.6) (a     7.7
net                                           )
                             5,387.2  (818.6)     4,568.6
Earnings Related to
Retained Interest
  in the CBG Group            (26.7)              (26.7)
Earnings before Income
Taxes, Extraordinary
  Item and Cumulative
Effect of Accounting
  Changes                      501.5   (72.5)      429.0
Income Taxes                   217.9   (27.3) (c   190.6
                                              )
Earnings before
Extraordinary Item and
  Cumulative Effect of
Accounting Changes           $ 283.6 $ (45.2)     $ 238.4
Earnings per Share before
Extraordinary
  Item and Cumulative
Effect of Accounting
  Changes:
     Primary                  $ 2.56              $ 2.12
     Fully Diluted            $ 2.44              $ 2.04



(a)  To eliminate results of operations for Ralcorp.

(b) To reflect reduction of interest expense at an average rate of 4.1% due to debt repayment of $370 by Ralston from the proceeds of debt issued in connection with the spin-off.

(c) To reflect the applicable federal and state statutory tax rates of the above pro forma adjustments.


                    RALSTON PURINA GROUP
              Pro Forma Combined Balance Sheet
                      December 31, 1993


                               As    Pro Forma
(Dollars in millions,       Reported Adjustmen(a    Pro
except per share data)                  ts    )    Forma
ASSETS
Current Assets
     Cash                     $ 19.6  $ (4.2)     $ 15.4
     Marketable securities      54.9                 54.9
     Receivables, less
allowance for doubtful
accounts                       828.9   (55.8)      773.1
     Inventories               720.1   (91.2)      628.9
     Other current assets      150.0   (10.6)      139.4
          Total Current      1,773.5  (161.8)     1,611.7
Assets
Retained Interest in the
CBG Group                       25.2                25.2
Investments and Other          901.5   (55.7)      845.8
Assets
Property at Cost             2,968.5  (646.4)     2,322.1
Accumulated depreciation     1,215.2  (187.8)     1,027.4
Net Property                 1,753.3  (458.6)     1,294.7
          Total                    $ $ (676.1)     $3,777.
                             4,453.5                   4
LIABILITIES AND
SHAREHOLDERS EQUITY
Current Liabilities
     Current maturities of
long-term debt               $ 120.9     (.2)     $ 120.7
     Notes payable             475.0  (377.3) (b    97.7
                                              )
     Accounts payable and
accrued liabilities            949.8   (88.5)      861.3
          Total Current
Liabilities                  1,545.7  (466.0)     1,079.7
Long-Term Debt               1,636.1   (30.3) (b  1,605.8
                                              )
Deferred Income Taxes          143.5   (25.8)      117.7
Other Liabilities              389.3   (24.0)      365.3
Redeemable Preferred Stock     463.9               463.9
Unearned ESOP Compensation   (223.3)              (223.3)
RPG Group Equity               498.3  (130.0)      368.3
          Total                    $ $ (676.1)     $3,777.
                             4,453.5                   4


(a)  To eliminate assets and liabilities of Ralcorp.

(b) To reflect repayment of debt by Ralston following the Distribution and to eliminate debt assumed by Ralcorp.






SIGNATURES:

     Pursuant to the requirements of the Securities Exchange
Act
of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                              RALSTON PURINA COMPANY
                              (Registrant)


                              By:  JAMES R. ELSESSER
                                  --------------------------
- - - ---------
                                    James R. Elsesser
                                     Vice President and
Chief
                                     Financial Officer

Date:  October 21, 1994